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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

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                                       FORM 8-K


                    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934

                                 --------------------


Date of Report (Date of earliest event reported) April 22, 1998   Commission
                                                                  File Number


                               IGEN INTERNATIONAL, INC.
                              (Exact name of registrant)


             Delaware                                 94-2852543
     (State of organization)           (I.R.S. Employer Identification Number)


                 16020 Industrial Drive, Gaithersburg Maryland 20877
                (Address of principal executive offices and zip code)

                                    (301) 984-8000
                           (Registrant's telephone Number)







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ITEM 5.  OTHER EVENTS

IGEN International, Inc. (the "Company") issued the following press notice on April 22, 1998:

     GAITHERSBURG, MD, April 22, 1998 -- IGEN International, Inc. (NASDAQ:
     IGEN) said today that it has asked a Maryland federal court to enjoin Germany-based Boehringer Mannheim from marketing, selling, or distributing its Elecsys products, which are based on IGEN's proprietary ORIGEN-Registered Trademark- technology, to physicians' office laboratories. In papers filed with the federal court, IGEN said that it has evidence that Boehringer Mannheim, which was acquired by F. Hoffman La-Roche earlier this year, is marketing products based on IGEN's technology to physicians' office laboratories, which the Company said is a clear violation of the 1992 licensing agreement between IGEN and Boehringer Mannheim.

     IGEN said that the 1992 agreement granted Boehringer Mannheim rights to develop and commercialize diagnostic systems based on IGEN's ORIGEN technology for use in centralized hospital laboratories and clinical reference laboratories only. IGEN retains the rights to exploit its technology in all other diagnostic markets, including point-of-care settings, such as doctors' offices, emergency rooms, and nursing homes. In 1996, Boehringer Mannheim began marketing and distributing its Elecsys line of diagnostic systems based on ORIGEN technology. IGEN recently learned that those activities were not limited to Boehringer Mannheim's licensed fields.

     In addition to requesting the injunction, IGEN has asked the court for further relief, including an order requiring Boehringer Mannheim to refer all point-of-care and other customers outside of Boehringer Mannheim's licensed field to IGEN for future reagent supply needs and to place all revenues derived from unauthorized sales in escrow pending the outcome of the litigation.

     In September 1997, IGEN filed legal action against Boehringer Mannheim alleging numerous breaches of the licensing agreement, including charges that Boehringer Mannheim had failed to pay adequate royalties and had sold ORIGEN-based systems outside of its licensed field. This request for an injunction was filed as part of the same action.

     STATEMENTS IN THIS RELEASE THAT RELATE TO LITIGATION, IMPROVEMENT OF FINANCIAL OR OPERATIONAL PERFORMANCE AND NEW PRODUCT PLANS ARE FORWARD-LOOKING STATEMENTS. ACTUAL RESULTS MIGHT DIFFER MATERIALLY FROM THESE STATEMENTS DUE TO RISKS AND UNCERTAINTIES, INCLUDING THE IMPACT OF COMPETITIVE PRODUCTS AND PRICING, THE MARKET ACCEPTANCE OF NEW PRODUCTS AND MARKET CONDITIONS. A MORE DETAILED DESCRIPTION OF THESE RISKS APPLICABLE TO IGEN APPEARS IN IGEN'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED MARCH 31, 1997, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND AVAILABLE UPON REQUEST FROM IGEN. IGEN DISCLAIMS ANY INTEREST OR OBLIGATION TO UPDATE THESE FORWARD LOOKING STATEMENTS.

     IGEN and ORIGEN-Registered Trademark- are registered trademarks of IGEN International, Inc.


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                                      SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         IGEN INTERNATIONAL, INC.



                         BY:   /s/ GEORGE V. MIGAUSKY
                              --------------------------------------
                               George V. Migausky
                               Chief Financial Officer



Dated:  April 22, 1998

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